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                                 EXHIBIT 10.39


STATE OF NORTH CAROLINA

COUNTY OF CABARRUS



                      DEED OF TRUST AND SECURITY AGREEMENT

                      (COLLATERAL IS OR INCLUDES FIXTURES)


          THIS DEED OF TRUST (herein "Deed of Trust") is made as of this ___ day of October, 1996, by and between New U.S. Tire Recycling Corp., a Texas corporation, whose mailing address is 309 South Pearl Expressway, Dallas, Texas 75201 (herein "Grantor"), ___________________________ (herein "Trustee"), and
U.S. Tire Recycling Partners, L.P., a Delaware limited liability company, whose mailing address is _____________________________ (herein "Beneficiary"). The designations Grantor, Trustee and Beneficiary as used herein shall include said parties, their heirs, successors and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

                                  WITNESSETH:

          WHEREAS, the Grantor is indebted to the Beneficiary in the principal sum of One Million Eight Hundred Thousand and No/100 Dollars ($1,850,000.00), as evidenced by a Convertible Subordinated Note (the "Note") of even date herewith, the terms of which are incorporated herein by reference. The final due date for payment of said Note, if not sooner paid or extended as provided therein, is October 31, 2000.

          NOW, THEREFORE, as security for said indebtedness, advancements and other sums expended by Beneficiary pursuant to this Deed of trust and costs of collection (including attorneys' fees) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor has bargained, sold, given, granted and conveyed and does by these presents bargain, sell, give, grant and convey to said Trustee, its successors and assigns, the parcel(s) of land situated in the County of Cabarrus, State of North Carolina, as more particularly described on SCHEDULE A attached hereto and by this reference incorporated herein (the "Premises"), together with (a) all equipment and improvements of every nature and description, real and personal, now or hereafter built, constructed, put, placed and/or affixed to the Premises (the "Improvements") and (b) all rents, profits, revenues, royalties, accounts, intangible rights and other benefits arising from, related to or otherwise connected to or flowing from the Premises and the Improvements (the "Rents and Profits"). The Premises, the Improvements and the Rents and Profits are collectively referred to herein as the "Mortgaged Property."

          TO HAVE AND TO HOLD said Mortgaged Property with all privileges and appurtenances thereunto belonging, to said Trustee, its successors and assigns forever, upon the trusts, terms and conditions, and for the uses hereinafter set forth.

          If the Grantor shall pay the Note secured hereby in accordance with its terms, together with interest thereon, and any renewals or extensions thereof in whole or in part, or substitutions or replacements thereof, all other sums secured hereby and shall comply with all of the covenants, terms and conditions of this Deed of Trust and other agreements between Grantor and Beneficiary relating to or

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entered into in connection with the debt evidenced by the Note, then this conveyance shall be null and void and may be canceled of record at the request and the expense of the Grantor. If, however, there shall be any default: (a) in the payment of any sums due under the Note, this Deed of Trust or any other instrument securing the Note and such default is not cured within ten (10) days from the due date; or (b) if there shall be a default in any of the other covenants, terms or conditions of the Note secured hereby, or any failure or neglect to comply with the covenants, terms or conditions contained in this Deed of Trust, or any other instrument securing the Note or other agreement entered into between Grantor and Beneficiary in connection with the debt evidenced by the Note, and such default is not cured within fifteen (15) days after written notice, then and in any of such events, without further notice and at the option of Beneficiary, all sums secured by this Deed of Trust shall become immediately due and payable and it shall be lawful for and the duty of the Trustee, upon request of the Beneficiary, to sell the Mortgaged Property herein conveyed at one or more public auctions for cash, after having first given such notice of hearing as to commencement of foreclosure proceedings and obtained such findings or leave of court as may then be required by law and giving such notice and advertising the time and place of such sale or sales in such manner as may then be provided by law, and upon such and any resales and upon compliance with the law then relating to foreclosure proceedings under power of sale to convey title to the purchaser(s) in as full and ample manner as the Trustee is empowered.
The Trustee shall be authorized to retain attorneys to represent it in such proceedings.

          The proceeds of the sale, after the Trustee retains his commission, together with reasonable attorneys' fees incurred by the Trustee in such proceeding, shall be applied to the costs of sale, including, but not limited to, costs of collection, taxes, assessments, costs of recording, service fees and incidental expenditures, the amount due on the Note hereby secured and advancements and other sums expended by the Beneficiary according to the provisions hereof and otherwise as required by the then existing law relating to foreclosures. The Trustee's commission shall be five percent (5%) of the gross proceeds of the sale or the minimum sum of $1,000.00, whichever is greater, for a completed foreclosure. In the event foreclosure is commenced, but not completed, the Grantor shall pay all expenses incurred by Trustee, including reasonable attorneys' fees, and a partial commission computed on five percent (5%) of the outstanding indebtedness or the above stated minimum sum, whichever is greater, in accordance with the following schedule, to-wit: one-fourth (1/4) thereof before the Trustee issues a notice of hearing on the right to foreclose; one-half (1/2) thereof after issuance of said notice; three-fourths (3/4) thereof after such hearing; and the greater of the full commission or minimum sum after the initial sale.

          And the said Grantor does hereby covenant and agree with the Trustee as follows:

          1. INSURANCE. Grantor shall keep all Improvements, now or hereafter in existence, constantly insured for the benefit of the Beneficiary against loss by fire, windstorm and such other casualties and contingencies, in such manner and in such companies and for such amounts, not less than that amount necessary to pay the sum secured by this Deed of Trust, and as may be satisfactory to the Beneficiary. Grantor shall purchase such insurance, pay all premiums therefor, and shall deliver to Beneficiary such policies or conformed copies thereof, along with evidence of premium payment, as long as the Note secured hereby remains unpaid. If Grantor fails to purchase such insurance, pay premiums therefor or deliver said policies along with evidence of payment of premiums thereon, then Beneficiary, at its option, may purchase such insurance. Such amounts paid by Beneficiary shall be added to the principal of the Note secured by this Deed of Trust, and shall be due and payable upon demand of Beneficiary. At the option of Beneficiary, all proceeds from any insurance shall be applied to the debt secured hereby, and if payable in installments, applied to the inverse order of maturity of such installments, or to the repair or reconstruction of any Improvements located upon the Premises.

          2. TAXES, ASSESSMENTS, CHARGES. Grantor shall pay all taxes, assessments

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and charges as may be lawfully levied against the Mortgaged Property within thirty (30) days after the same shall become due. In the event that Grantor fails to so pay all taxes, assessments and charges as herein required, then Beneficiary, at its option, may pay the same and the amounts so paid shall be added to the principal of the Note secured by this Deed of Trust, and shall be due and payable upon demand of Beneficiary.

          3. ASSIGNMENTS OF RENTS AND PROFITS, MANAGEMENT OF PROPERTY, AND APPOINTMENT OF RECEIVER. As further security for the payment of the Note and the other obligations secured by this Deed of Trust, Grantor assigns to Beneficiary all Rents and Profits from the Mortgaged Property, and authorizes Beneficiary, upon the occurrence of default hereunder, either by entering upon and taking possession of the Mortgaged Property or otherwise, to rent same, at any reasonable rate of rent determined by Beneficiary and/or to otherwise manage and operate the Mortgaged Property in such manner as it deems necessary and appropriate, and after deducting from any Rents and Profits realized from the management and operation of the Mortgaged Property the costs and expenses thereof (including payment of all expenses related to the Mortgaged Property as may be required or permitted under this Deed of Trust or which may be necessary to protect the security of this Deed of Trust, as Beneficiary in its discretion deems appropriate), to apply the remainder to the indebtedness evidenced by the Note secured hereby.

               Also, Beneficiary shall have the absolute and unconditional right to apply for and to obtain the appointment of a receiver or similar official for all or a portion of the Mortgaged Property, to, among other things, manage and operate the Mortgaged Property, or any part thereof, and to apply the Rents and Profits as provided above. In the event of such applications, Grantor consents to the appointment of such receiver or similar official and agrees that such receiver or similar official may be appointed without notice to Grantor, without regard to the adequacy of any security for the debt and without regard to the solvency of Grantor or any other person, firm or corporation who or which may be liable for the payment of the Note or any other obligations of Grantor hereunder. All expenses related to the appointment of a receiver hereunder shall be the responsibility of Grantor, and shall bear interest at the applicable rate under the Note and shall be deemed part of the debt secured by this Deed of Trust.

          4. PARTIAL RELEASE. Grantor shall not be entitled to the partial release of any of the above described property unless a specific provision providing therefor is included in this Deed of Trust. In the event a partial release provision is included in this Deed of Trust, Grantor must strictly comply with the terms thereof. Notwithstanding anything herein contained, Grantor shall not be entitled to any release of property unless Grantor is not in default and is in full compliance with all of the terms and provisions of the Note, this Deed of Trust and any other instrument that may be securing said Note or entered into in connection with said Note.

          5. WASTE. The Grantor covenants that it will keep the Mortgaged Property herein conveyed in good order, repair and condition, reasonable wear and tear excepted, and will comply with all governmental requirements respecting the Mortgaged Property or their use, and that it will not commit or permit any waste. Beneficiary shall have the option, in its discretion, to expend moneys from time to time to prevent waste, to otherwise maintain the Mortgaged Property in good order, repair and condition and to generally protect the security of this Deed of Trust, and the moneys so expended and the costs associated therewith shall be added to the principal of the Note secured by this Deed of Trust, and shall be due and payable upon demand of Beneficiary.

          6. CONDEMNATION. In the event that any or all of the Mortgaged Property shall be condemned and taken under the power of eminent domain, Grantor shall give immediate written notice to Beneficiary. Beneficiary shall have the right to receive and collect all damages awarded by reason of such taking, and shall have the right to receive and collect all damages awarded by reason of

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such taking, and shall have the discretion to apply the amount so received, or any part thereof, to the indebtedness due hereunder and if payable in installments, applied in the inverse order of maturity of such installments, or to any alteration, repair or restoration of the Mortgaged Property by Grantor.

          7. WARRANTIES. Unless otherwise stated on SCHEDULE B, Grantor covenants with Trustee and Beneficiary that it is seized of the Mortgaged Property in fee simple, has the right to convey the same in fee simple, that title is marketable and free and clear of all encumbrances, and that it will warrant and defend the title against the lawful claims of all persons whomsoever, except for the exceptions hereinafter stated. Title to the property hereinabove described is subject to the exceptions set forth on SCHEDULE B.

          8. SUBSTITUTION OF TRUSTEE. Grantor and Trustee covenant and agree to and with Beneficiary that in case the said Trustee, or any successor trustee, shall die, become incapable of acting, renounce its trust, or for any reason the holder of the Note desires to replace said Trustee, then the holder may appoint, in writing, a trustee to take the place of the Trustee; and upon the probate and registration of the same, the trustee thus appointed shall succeed to all rights, powers and duties of the Trustee.

          9. SALE OF MORTGAGED PROPERTY. Grantor agrees that if the Mortgaged Property or any part thereof or interest therein is sold, assigned, transferred, conveyed, leased, mortgaged or otherwise alienated by Grantor, whether voluntarily or involuntarily or by operation of law, without the prior written consent of Beneficiary, Beneficiary, at its own option, may declare the Note secured hereby and all other obligations hereunder to be forthwith due and payable. Any change in the legal or equitable title of the Mortgaged Property or in the beneficial ownership of the Mortgaged Property shall be deemed to be the transfer of an interest in the Mortgaged Property.

          10. ADVANCEMENTS. If Grantor shall fail to perform any of the covenants or obligations contained herein or in any other instrument given as additional security for the Note secured hereby or other agreements entered into between Beneficiary and Grantor in connection with the Note, or if the Grantor shall fail to perform any of its obligations or covenants secured by a deed of trust lien or other lien senior to the lien of this Deed of Trust (including, without limitation, payment of the indebtedness secured thereby), the Beneficiary may, but without obligation, make advances to perform such covenants or obligations, and all such sums so advanced shall be added to the principal of the Note secured hereby and shall be due on demand of the Beneficiary. No advancement or anything contained in this paragraph or elsewhere shall constitute a waiver by Beneficiary or prevent such failure to perform from constituting an event of default.

          11. INDEMNITY. If any suit or proceeding is brought against the Trustee or Beneficiary or if any suit or proceeding is brought which may affect the value or title of the Mortgaged Property, Grantor shall defend, indemnify and hold harmless and on demand reimburse Trustee or Beneficiary from any loss, cost, damage or expense and any sums expended by Trustee or Beneficiary shall be added to the principal of the Note secured hereby and shall be due and payable on demand.

          12. WAIVERS. Grantor waives all rights to require marshaling of assets by the Trustee or Beneficiary. No delay or omission of the Trustee or Beneficiary in the exercise of any right, power or remedy arising under the Note or this Deed of Trust shall be deemed a waiver of any default or acquiescence therein or shall impair or waive the exercise of such right, power or remedy by Trustee or Beneficiary at any other time.

          13. CIVIL ACTION. In the event that the Trustee is named as a party to any civil action as Trustee in this Deed of Trust, the Trustee shall be entitled to employ attorneys at law, including

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Poyner & Spruill, L.L.P., to represent it in said action and the reasonable attorneys' fees of the Trustee in such action shall be paid by the Beneficiary and added to principal of the Note secured by this Deed of Trust and payable upon demand.

          14. OTHER LIENS. Default under the terms of any instrument secured by a lien on all or any part of the Mortgaged Property other than the lien created by this Deed of Trust, whether or not such third party lien has been consented to by Beneficiary, shall constitute default hereunder; provided, however, this provision shall not be deemed consent by Beneficiary to the placement of other liens on all or any part of the Mortgaged Property. Grantor shall notify Beneficiary in writing of any notice it receives of a default under any such instrument, such notice to be given within three (3) days of receipt of notice of a default.

          15.  HAZARDOUS MATERIALS

               (a) Grantor represents and warrants that, to the best of Grantor's knowledge, after due inquiry and investigation, (i) there are no Hazardous Materials (hereinafter defined) on the Premises, except those in compliance with all applicable federal, state and local laws, ordinances, rules and regulations, and (ii) no owner or occupant nor any prior owner or occupant of the Premises has received any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Premises. Grantor covenants that the Premises shall be kept free of Hazardous Materials, and neither Grantor nor any occupant of the Premises shall use, transport, store, dispose of or in any manner deal with Hazardous Materials on the Premises, except to the extent that such use, transport, storage or disposal shall be necessary and proper for the Grantor to use the Premises and carry out the activities which Grantor has represented to Beneficiary are to be carried out on the Premises in agreements executed concurrently with this Deed of Trust, provided that such use, transport, storage, disposal or handling of Hazardous Materials on the Premises shall be in compliance with all applicable federal, state and local laws, ordinances, rules and regulations. Grantor shall not, without prior notice to Beneficiary, engage in any use or activity on the Premises which results in initial use or increased uses, as the case may be, of Hazardous Materials on the Property which were not disclosed to the Beneficiary or described in agreements executed concurrently with this Deed of Trust. Grantor shall comply with, and ensure compliance by all occupants of the Premises with all applicable federal, state and local laws, ordinances, rules and regulations, and shall keep the Premises free and clear of liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that Grantor receives any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials on, from or affecting the Premises, Grantor shall immediately notify Beneficiary. Grantor shall promptly conduct and complete all investigations, studies, sampling and testing, and all remedial actions necessary to clean up and remove all Hazardous Materials from the Premises in accordance with all applicable federal, state and local laws, ordinances, rules and regulations. Grantor further covenants that it will promptly notify Beneficiary of any discharge or release of Hazardous Materials on, from or affecting the Premises or of any change in the nature or extent of any Hazardous Materials, substances or wastes maintained on, in or under the Premises or used in connection therewith, and will transmit to Beneficiary copies of any citations, orders, notices or other communication received with respect to any other Hazardous Materials, substances, wastes or other environmentally regulated substances affecting the Premises. The term "Hazardous Materials" as used in this Deed of Trust shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or asbestos containing materials or any other substance or material defined as a hazardous or toxic substance or material by any federal, state or local law, ordinance, rule or regulation. Grantor's violation of any covenant, representation or warranty within this Section shall be a default hereunder, and Beneficiary may pursue all rights and remedies to which it is entitled as set forth in this Deed of Trust.

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               (b)  Grantor shall protect, defend, indemnify and save harmless
Beneficiary and the Trustee from and against all liabilities, obligations, claims, damages, penalties, causes of action, response and clean up costs, and other costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Trustee or Beneficiary by reason of (i) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Materials (as defined above in this Section) on, from or affecting the Premises or any other property; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (iii) any lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials; or (iv) any violation of laws, orders, regulations, requirements or demands of government authorities which are based upon or in any way related to such Hazardous Materials, including, but not limited to, the following laws; the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; the Clean Water Act; the Toxic Substances Control Act; Coastal Area Management Act, N.C.G.S. 113A-113 et.seq.; Solid Waste Management Act, N.C.G.S. 130A-290 et.seq.; Inactive Hazardous Sites Act, N.C.G.S. 138-310 et.seq.; Water and Air Resources Act, N.C.G.S. Chapter 143,
Article 21; Oil Pollution and Hazardous Substances Control Act, N.C.G.S. Chapter 143, Article 21A; Air Pollution Control Act, N.C.G.S. Chapter 143, Article 21B; and the Sedimentation Pollution Control Act of 1973, N.C.G.S. Chapter 113A,
Article 4, including, without limitation, the costs and expenses of any remedial action, attorneys' and consultants' fees, investigation and laboratory fees, court costs and litigation expenses. Any amounts payable to Trustee or Beneficiary by reason of the application of this paragraph shall be added to the principal of the Note secured by this Deed of trust and shall become due and payable upon demand. The obligations and liabilities of Grantor under this indemnification paragraph of this Deed of Trust shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or delivery of a deed in lieu of foreclosure of this Deed of Trust, and if amounts are paid by Beneficiary or Trustee after the happening of any of the foregoing, the amounts so paid shall continue to be obligations of Grantor payable with interest at the highest rate payable under the Note as if the Note was still outstanding.

               (c) Notwithstanding the description of Mortgaged Property contained in this Deed of Trust, all Hazardous Materials (as defined in this Section) are specifically excluded from Mortgaged Property subject to this Deed of Trust.

          16. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Deed of Trust is intended to be a security agreement with respect to items referred to herein which may be subject to a security interest pursuant to the Uniform Commercial Code as in effect in North Carolina, and Grantor hereby grants Beneficiary a security interest with respect to the following:

               All furniture, fixtures, contracts and contract rights, documents, instruments, chattel paper, plans and specifications, surveys, permits or any other documents or agreements or information relating to the Premises (as hereinafter defined), general intangibles and personal property of every kind and nature owned by Grantor or in which Grantor has ownership or possessory rights or interests and now or hereafter located on or connected with or used in connection with the Premises, all renewals or replacements thereof, all proceeds from the sale, conversion or other disposition thereof, and, in addition, all leases (both as lessor and lessee) and rents, security deposits, proceeds or other income from the Premises, and all other tangible or intangible rights relating to the Premises including, but not limited to, the interest of Grantor in and to any and all personal property, contract rights, inventory and general intangibles related thereto, and the interest of Grantor in and to any common areas and facilities located at the Premises.

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Grantor agrees that Beneficiary may file this Deed of Trust as a financing statement, or at Grantor's request agrees to execute such financing statements, extensions or amendments as Beneficiary may require to perfect a security interest with respect to the aforesaid. In the event of default, Beneficiary shall have, in addition to its other remedies, all rights and remedies provided for in the Uniform Commercial Code as enacted in North Carolina.

          17. NOTICES. All notices required to be given hereunder shall be in writing and shall be deemed served forty-eight hours after deposit in registered, certified or first-class United States Mail postage prepaid addresses to the parties at the addresses set forth in the beginning of this Deed of Trust, or at such other address or addresses as the parties may from time to time designate by notice to the other parties.

          18. MODIFICATION IN WRITING. This Deed of Trust may not be changed, terminated or modified orally or in any other manner than by an instrument in writing signed by the party against whom enforcement is sought.

          19. GOVERNING LAW. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of North Carolina.

          IN WITNESS WHEREOF, the Grantor has hereunto set its hand and seal the day and year first above written.


ATTEST:                                     NEW U.S. TIRE RECYCLING CORP.


By:  /s/CRANDALL S. CONNORS            By:  /s/THOMAS L. EARNSHAW
   ------------------------------         ---------------------------
     Secretary                             Name:  Thomas L. Earnshaw
                                                  Title: Vice President


[Corporate Seal]


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